Advances to Suppliers, Net	12 Months Ended
Dec. 31, 2021
Advances to Suppliers, Net [Abstract]
ADVANCES TO SUPPLIERS, NET

NOTE 7 – ADVANCES TO SUPPLIERS, NET

Advances to suppliers include prepayments for raw materials used for production of construction materials for the Company’s construction projects, which consisted of the following:

	December 31, 2021	December 31, 2020
Raw material prepayments for equipment production	$751,409	1,203,450
Land reclamation prepayments	472,640	469,460
Advances to construction subcontractors	23,394	427,219
Total:	1,247,443	2,100,129
Less: allowances for doubtful accounts	(965,843)	(1,112,373)
Advances to suppliers, net, third parties	$281,600	987,756

Our suppliers generally require refundable prepayments from us before delivery of goods or service. It usually takes 3 to 6 months for the suppliers to deliver raw material for our equipment production and takes up to 6 to 12 months for the suppliers to deliver the construction materials. The prepayment is necessary to secure the supply in the market or secure a favorable price. Out of the Company’s net advance to suppliers balance as of December 31, 2021, approximately $281,600 million, or 100 % has been realized as of the date of this report and the remaining balance is expected to be substantially realized before December 31, 2022.

The changes of allowance for doubtful accounts for the years ended December 31, 2021 and 2020 are as follow:

	December 31, 2021	December 31, 2020
Beginning balance	$1,112,374	439,738
Bad debt provision	259,861	636,625
Write off	(428,553)	-
Foreign exchange translation	22,161	36,010
Ending balance	$965,843	1,112,373